UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        November 13, 2004
        ________________________________________________
        Date of Report (Date of earliest event reported)


                        Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


         Delaware             0-7491         36-2369491
     _________________      ____________    ______________
      (State or other       (Commission      (IRS Employer
        jurisdiction        File Number)    Identification
     of incorporation)                           No.)

     2222 Wellington Court, Lisle, Illinois         60532
    ________________________________________      __________
    (Address of principal executive offices)      (Zip Code)

                           (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01      Changes in Registrant's Certifying Accountant.
_________      ______________________________________________

     As indicated in the Current Report on Form 8-K filed by Molex Incorporated with the Securities and Exchange Commission on November 18, 2004, Molex provided its former independent auditor, Deloitte & Touche LLP ("Deloitte"), with a copy of such Current Report and requested in accordance with Item 304(a)(3) of Regulation S-K that Deloitte furnish a letter addressed to the SEC stating whether Deloitte agrees with the statements in such Current Report. This Amendment No. 1 to such Form 8-K is being filed pursuant to Item 304(a)(3) to include as Exhibit 16.1 hereto the letter from Deloitte dated November 30, 2004 addressed to the SEC (the "Letter") received by Molex in response to such request. By filing this Letter as required by applicable SEC requirements, Molex makes no comment as to the accuracy or completeness of the Letter.



Item 9.01   Financial Statements and Exhibits.
_________   __________________________________

     The following exhibits are being furnished as part of this Form 8-K:

   Exhibit Number     Description
   ______________     ___________

      16.1 Letter from Deloitte & Touche LLP dated November 30, 2004 addressed to the SEC.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MOLEX INCORPORATED

Date: December 1, 2004         By: /s/ Louis A.Hecht
                                   ___________________________
                                   Louis A. Hecht
                                   Corporate Secretary and General
                                   Counsel